UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

Angel Oak Mortgage, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-40495	37-1892154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AOMR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2021, Angel Oak Mortgage, Inc., a Maryland corporation (the “Company”), closed (i) the initial public offering (the “initial public offering”) of 7,200,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) the concurrent private placement to CPPIB Credit Investments Inc. (“CPPIB”) of 2,105,263 shares of Common Stock. In connection with the initial public offering and the formation transactions described in the Company’s Registration Statement on Form S-11 and amendments thereto (the “Registration Statement”), the Company entered into the following amendments to certain of its existing loan financing lines, forms of which were previously described in, and filed as exhibits to, the Registration Statement:

Deutsche Bank Loan Financing Line. On June 21, 2021, the Company and one of its subsidiaries entered into an Amended and Restated Master Repurchase Agreement (the “Master Repurchase Agreement”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”) (such loan financing line, the “Deutsche Bank Loan Financing Line”). Pursuant to the Master Repurchase Agreement and a separate notice of termination of guaranty, Deutsche Bank agreed to release Angel Oak Mortgage Fund, LP (“Angel Oak Mortgage Fund”) from its guarantee of the Company’s and its subsidiary’s obligations and liabilities under the Deutsche Bank Loan Financing Line. Additionally, the Company, its subsidiary and Deutsche Bank agreed to: (1) upsize the aggregate purchase price limit under the Deutsche Bank Loan Financing Line from $150.0 million to $250.0 million; (2) adjust the pricing rate whereby upon the Company’s or its subsidiary’s repurchase of a mortgage loan, the Company or its subsidiary is required to repay Deutsche Bank the principal amount related to such mortgage loan plus accrued and unpaid interest at a rate (determined based on the type of loan) equal to the sum of (A) the greater of (i) 0.00% and (ii) one-month LIBOR and (B) a spread generally ranging from 2.00% to 3.25%. Furthermore, the Company is now subject to various financial and other covenants, including that: (1) the Company’s adjusted tangible net worth must be an amount at least equal to the greater of (A) $100.0 million and (B) 20% of the maximum aggregate purchase price limit; (2) the Company’s adjusted tangible net worth on the last day of any calendar quarter shall not decline by (A) 20% or more from the adjusted tangible net worth as of the last day of the immediately prior calendar quarter or (B) 40% or more from the adjusted tangible net worth as of the last day of the calendar quarter that is twelve months prior to such calendar quarter; (3) the Company’s liquidity must at least equal the greater of (A) $5.0 million and (B) 3.0% of the outstanding purchase price for such mortgage loans transferred to Deutsche Bank; and (4) the Company’s indebtedness to its adjusted tangible net worth must not exceed 5.5:1. A copy of the Master Repurchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Nomura Loan Financing Line. On June 21, 2021, the Company and one of its subsidiaries entered into Amendment No. 6 (“Amendment No. 6”) to the Master Repurchase Agreement (the “Nomura Loan Financing Line”) with Nomura Corporate Funding Americas, LLC (“Nomura”). Pursuant to Amendment No. 6 and a separate notice of termination of guaranty, Nomura agreed to release Angel Oak Mortgage Fund from its guarantee of the Company’s and its subsidiary’s obligations and liabilities under the Nomura Loan Financing Line. Additionally, pursuant to Amendment No. 6, the Company, in place of Angel Oak Mortgage Fund, is now subject to various financial and other covenants that were previously applicable to Angel Oak Mortgage Fund, including that: (1) the Company’s adjusted tangible net worth on an aggregate basis must not be less than the sum of 50% of the Company’s adjusted tangible net worth as of the date of Amendment No. 6 plus 50% of any future capital raised by the Company, on an aggregate basis, subsequent to the date of Amendment No. 6; (2) the Company’s adjusted tangible net worth must not decline more than 25% in any rolling three month period or 35% in any rolling twelve month period; (3) the Company’s ratio of indebtedness, on an aggregate basis, to adjusted tangible net worth, on an aggregate basis, must not exceed 7:1; and (4) the Company’s liquidity, on an aggregate basis, must exceed the greater of 5% of the aggregate facility repurchase price and $2.0 million. A copy of Amendment No. 6 is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Banc of California Loan Financing Line. On June 21, 2021, the Company and one of its subsidiaries entered into an Amended and Restated Variable Terms Letter (the “Variable Terms Letter”) with Banc of California, National Association (“Banc of California”) relating to the Company’s loan financing line with Banc of California (the “Banc of California Loan Financing Line”). Pursuant to the Variable Terms Letter, Banc of California agreed to release Angel Oak Mortgage Fund from its guarantee of the Company’s and its subsidiary’s obligations and liabilities under the Banc of California Loan Financing Line and the Company agreed to become the guarantor under the Banc of California Loan Financing Line in place of Angel Oak Mortgage Fund. Additionally, pursuant to the Variable Terms Letter, the Company, in place of Angel Oak Mortgage Fund, is now subject to various financial and other covenants that were previously applicable to Angel Oak Mortgage Fund, including that the Company maintain: (1) a minimum tangible net worth of $40.0 million consolidated; (2) minimum liquidity of $5.0 million; (3) a maximum ratio of total liabilities to tangible net worth of 10:1; and (4) positive net income as of the last day of each calendar quarter for the four consecutive fiscal quarters ending June 30, 2021. A copy of the Variable Terms Letter is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Master Repurchase Agreement among Angel Oak Mortgage, Inc., Angel Oak Mortgage Fund TRS and Deutsche Bank AG, New York Branch, dated June 21, 2021

10.2	Amendment No. 6 to the Master Repurchase Agreement among Angel Oak Mortgage, Inc., Angel Oak Mortgage Fund TRS and Nomura Corporate Funding Americas, LLC, dated June 21, 2021

10.3	Amended and Restated Variable Terms Letter among Angel Oak Mortgage, Inc., Angel Oak Mortgage Fund TRS and Banc of California, National Association, dated June 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Oak Mortgage, Inc.

Dated: June 25, 2021

	By:	/s/ Brandon Filson
Brandon Filson
Chief Financial Officer and Treasurer